NOTE PURCHASE AGREEMENT THIS NOTE PURCHASE AGREEMENT (“Agreement”) is made as of July 20, 2023 (the “Effective Date”), by and among Appgate Cybersecurity, Inc., a Delaware corporation (the “Company”), Appgate Funding, LLC, a Delaware limited liability company (the “Lender”), and Appgate, Inc., a Delaware corporation (“Parent”). Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Note Issuance Agreement (as defined below). 1. Definitions. (a) “Accredited Investor” shall mean an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, as presently in effect. (b) “Amended Subordinated Debt Documentation” shall mean that certain Amended and Restated Revolving Credit Agreement, dated as of June 9, 2023, by and among the Company, Parent, the guarantors party thereto and SIS Holdings, L.P., as lender (as amended by that certain Amendment to Amended and Restated Revolving Credit Agreement and Pledge and Security Agreement, dated as of the Effective Date). (c) “AML Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping applicable to Parent, the Company and its Subsidiaries, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). (d) “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Parent, the Company and its Subsidiaries from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. (e) “Bylaws” shall mean the Bylaws of the applicable entity. (f) “Certificate” shall mean the applicable entity’s Certificate of Incorporation, as amended and/or otherwise modified from time to time. (g) “Common Stock” shall mean Parent’s common stock, par value $0.001 per share. (h) “Company Group” shall mean Parent, the Company, any Guarantor from time to time or any of their respective Subsidiaries from time to time. (i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2 (j) “Exempted Securities” shall mean shares of Common Stock or rights, warrants or options to purchase or receive Common Stock or cash payments tied to the value of Common Stock, in each case issued to employees or directors of, or consultants or advisors to, the Company, Parent or any of their respective Subsidiaries pursuant to a plan, agreement or arrangement approved by the board of directors of Parent. (k) “Legal Requirements” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority. (l) “Note Issuance Agreement” shall mean that certain Note Issuance Agreement, dated as of the Effective Date, by and among the Company, as issuer, the Lender, as collateral agent and representative of the holders of Notes, Parent, and the Guarantors party thereto. (m) “Note Issuance Agreement Documents” shall mean this Agreement as may be amended or supplemented from time to time, the Note Issuance Agreement, the Notes, the Guarantees, if any, the Security Agreement, the Registration Rights Agreement, and any other documents, instruments or certificates relating to the transactions contemplated hereby and thereby. (n) “Notes” shall mean the Convertible Senior Notes due 2026 of the Company that were issued to the Lender, or that may be issued to the Lender, pursuant to Section 2.1(a) below, the form of which is attached to the Note Issuance Agreement as Exhibit A thereto. (o) “Registration Rights Agreement” shall mean that certain Registration Rights Agreement, dated as of the Effective Date, by and between Parent and the Lender. (p) “Rule 144A” shall mean Rule 144A promulgated under the Securities Act. (q) “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions. (r) “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program.

3 (s) “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including, but not limited to, those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, His Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) Parent, the Company or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Notes will be used, or (c) from which repayment of the Notes will be derived. (t) “Securities Act” shall mean the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder. (u) “Tax” or “Taxes” shall mean any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and including any liability of a predecessor entity for any such amounts. 2. Terms of the Notes. 2.1 Issuance of Notes. (a) Issuance. In return for the Purchase Price (as defined below) paid by the Lender and subject to the terms and conditions hereof, the Company agrees to sell and issue to the Lender one or more Notes, and the Lender agrees to purchase, the Notes having a principal balance equal to the applicable Purchase Price paid by the Lender for the Note, plus, if applicable, any amounts withheld pursuant to Section 9.7. Each Note shall be convertible into shares of Common Stock pursuant to the terms set forth in the Note Issuance Agreement. (b) Interest. The Notes shall bear interest and be payable as set forth in each Note and the Note Issuance Agreement. 3. Closing Mechanics; Additional Terms of the Notes. 3.1 Closing. The initial closing (the “Initial Closing”) of the purchase of Notes in an aggregate principal amount of $2,500,000 in return for the Purchase Price of $2,500,000, less, if applicable, any amounts withheld pursuant to Section 9.7, shall take place remotely via the exchange of documents and signatures on the date of this Agreement, or at such other time and place as the Company and the Lender agree upon orally or in writing. 3.2 Subsequent Closings. (a) [Intentionally Omitted]. (b) In addition, the Lender shall, at its election, have the right to purchase additional Notes, in one or more transactions, and the Company shall issue and sell such

4 additional Notes to the Lender, in an aggregate principal amount of up to $27,500,000, such right being exercisable by the Lender for two (2) years following the Effective Date (each, an “Optional Closing” or “Subsequent Closing”); provided, for the avoidance of doubt, that the aggregate principal amount of additional Notes so issued at the Optional Closing(s) described in this Section 3.2(b), together with the aggregate principal amount of Notes issued at the Initial Closing, shall not exceed $30,000,000. Any subsequent purchasers of Notes at an Optional Closing shall become a party to, and shall be entitled to receive, Notes in accordance with this Agreement. Each Optional Closing shall take place at such locations and at such times as shall be mutually agreed upon orally or in writing by the Company and the Lender. The date of any Subsequent Closing (each, a “Closing”) is each referred to herein as a “Closing Date.” (c) Rights to Future Issuances of Certain Indebtedness. (i) Subject to the terms and conditions of this Section 3.2(c) and applicable securities laws, if any member of the Company Group proposes to offer or sell any Indebtedness that is either (A) convertible or exchangeable for Capital Stock of any member of the Company Group or (B) issued with warrants or a similar equity “kicker” (any such Indebtedness, “Specified Debt”), the Company shall, or shall cause the applicable member of the Company Group to, first offer to the Lender no less than 25% of the aggregate total of such Specified Debt to be so offered or sold. For the avoidance of doubt, the Lender’s right to purchase a portion of the Specified Debt pursuant to this Section 3.2(c) applies equally to each “series,” “class” or “tranche” (or similar designation) of Specified Debt to be so offered or sold (i.e., if more than one type of Specified Debt is to be issued, the Lender has the right to purchase up to 25% of the aggregate total of each type of Specified Debt). For purposes of clarity, the Notes to be issued at any Closing hereunder pursuant to Section 3.2(b) shall not be deemed Specified Debt. (ii) The Company shall give written notice (the “Offer Notice”) to the Lender, stating (A) its bona fide intention to offer such Specified Debt, (B) the aggregate total of such Specified Debt to be so offered or sold, (C) the amount of such Specified Debt to be offered to the Lender (the “Lender Participation Debt”), (D) the price and terms upon which it proposes to offer such Specified Debt and (E) the anticipated closing date of the issuance of the Specified Debt, which date shall be not less than fifteen (15) days after the date of receipt of the Offer Notice. (iii) By notification to the Company within ten (10) days after the Offer Notice is received, the Lender may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, all or a portion of the Lender Participation Debt. In the event that such election is not made within ten (10) days after the Offer Notice is received, the Lender’s rights to participate in the transaction described in such Offer Notice will terminate. The failure of the Lender to exercise its rights hereunder with respect to a Specified Debt transaction on any one occasion shall not constitute a waiver of any other rights or of the right to receive written notice of and participate in any other Specified Debt transaction. (iv) This Section 3.2(c) shall automatically terminate on the Maturity Date. 3.3 Delivery. At the applicable Closing Date, the Company will deliver to the Lender the Notes purchased by the Lender on such date, against receipt by the Company of a

5 purchase price equal to the principal amount of such Notes less, if applicable, any amounts withheld pursuant to Section 9.7 (each, a “Purchase Price”). At the applicable Closing Date, the Lender will deposit the Purchase Price into a bank account of the Company in accordance with the wire instructions provided by the Company in writing to the Lender prior to the applicable Closing Date. 3.4 [Intentionally Omitted]. 3.5 [Intentionally Omitted]. 3.6 Use of Proceeds. The proceeds of the sale and issuance of the Notes shall be used in accordance with the Company Group’s operational plan approved by the Company’s or Parent’s, as applicable, board of directors from time to time. 3.7 Integration. The Company and Parent shall not, and shall cause their respective Affiliates (as defined in Rule 501(b) of Regulation D) not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) which could be integrated with the sale of the Notes hereunder in a manner which would require registration of the Notes under the Securities Act. 3.8 Preemptive Rights with Respect to Future Issuances of Certain Equity. (a) Subject to the terms and conditions of this Section 3.8 and applicable securities laws, if the Company, Parent or any other member of the Company Group (for purposes of this Section 3.8, the “Issuer”) proposes to issue, sell or otherwise transfer, pledge or dispose of any shares of Capital Stock other than (i) Capital Stock issued as consideration in connection with any merger, acquisition or other business combination with a Person not an Affiliate of the Company, (ii) Exempted Securities or (iii) Permitted Disqualified Stock, whether on a stand-alone basis or in tandem with notes, warrants, loans or other financial accommodation (such shares of Capital Stock, the “Offered Shares”), the Lender shall have the right to purchase a portion of the Offered Shares on the terms and subject to the conditions set forth in this Section 3.8. (b) The Company shall, or if applicable shall cause the Issuer to, give written notice (the “Preemptive Offer Notice”) to the Lender, stating (i) the Issuer’s bona fide intention to offer such Offered Shares, (ii) the aggregate total of such Offered Shares to be so offered or sold, (iii) the amount of such Offered Shares to be offered to the Lender, which shall be not less than the Lender’s Preemptive Right Percentage (defined below) of such Offered Shares, (iv) the price and terms upon which the Issuer proposes to offer such Offered Shares and (v) the anticipated closing date of the issuance of the Offered Shares, which date shall be not less than fifteen (15) days after the date of receipt of the Preemptive Offer Notice. (c) By notification to the Company within ten (10) days after the Preemptive Offer Notice is received (the “Election Period”), the Lender may elect to purchase or otherwise acquire, at the price and on the terms specified in the Preemptive Offer Notice, all or a portion of the Offered Shares (up to a maximum amount equal to the Lender’s Preemptive Right Percentage of such Offered Shares). In the event the Lender wishes to exercise its preemptive rights pursuant to this Section 3.8, its notification to the Company shall state the maximum dollar amount of Offered Shares that the Lender wishes to purchase (the “Maximum Dollar Amount”), which may

6 equal or may be less than its Preemptive Right Percentage of the Offered Shares. In the event that such election is not made within the Election Period, the Lender’s rights to participate in the transaction described in such Preemptive Offer Notice will terminate. If the Lender timely delivers such a notice, the Lender will be deemed to have irrevocably committed to purchase the lesser of (i) its Preemptive Right Percentage of the Offered Shares and (ii) the number of Offered Shares that have an aggregate purchase price equal to the Maximum Dollar Amount. As used in this Section 3.8, the term “Preemptive Right Percentage” means a fraction (expressed as a percentage), (i) the numerator of which equals the number of shares of Common Stock held by the Lender and (ii) the denominator of which equals the total number of issued and outstanding shares of Common Stock on a Fully-Diluted Basis (but assuming, for purposes of the preceding clause (i) and clause (ii), the conversion of 100% of the Notes into shares of Common Stock). (d) If all of the Offered Shares are not fully subscribed for by the Lender pursuant to the foregoing, the Issuer shall have the right to issue, sell or otherwise transfer, pledge or dispose of the unsubscribed-for portion of the Offered Shares at any time during the ninety (90) day period immediately following the termination of the Election Period, but only on terms and conditions that are materially consistent with, and not more favorable in any material respect to the proposed purchaser(s) than, those set forth in the Preemptive Offer Notice. (e) The failure of the Lender to exercise its rights hereunder with respect to an issuance of Offered Shares on any one occasion shall not constitute a waiver of any other rights or of the right to receive written notice of and participate in any other issuance of Offered Shares. (f) For the avoidance of doubt, the Lender’s right to purchase up to its Preemptive Right Percentage of the Offered Shares pursuant to this Section 3.8 applies equally to each “series,” “class” or “tranche” (or similar designation) of Offered Shares to be issued, sold or otherwise transferred, pledged or disposed of (i.e., if more than one type of Offered Shares is to be issued, sold or otherwise transferred, pledged or disposed of, the Lender has the right to purchase up to its Preemptive Right Percentage of each type of Offered Shares). (g) Notwithstanding anything herein to the contrary, the time periods set forth in Sections 3.8(b) and (c) shall not apply to any underwritten public offering of Offered Shares; provided, however, the Company shall use its best efforts to cause the underwriters in any such public offering to allow the Lender to participate in such offering for its Preemptive Right Percentage of each type of such Offered Shares. 3.9 Efforts. Each party shall, and shall cause its controlled Affiliates to use reasonable best efforts to promptly take all actions necessary, proper and advisable to cause the conditions to each Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the transactions contemplated by this Agreement. None of the parties may rely on the failure of any condition to a Closing set forth in Section 6 or Section 7, as the case may be, to be satisfied if such failure was such by such party’s failure to act in good faith and use its reasonable best efforts to consummate the transactions contemplated by this Agreement as required by, and subject to the terms of, this Agreement.

7 4. Representations and Warranties of the Company and Parent. Parent and the Company jointly and severally represent and warrant to the Lender that, except as set forth on the Disclosure Schedule attached as Exhibit A to this Agreement (the “Disclosure Schedule”): 4.1 Organization; Powers. Parent, the Company and each of its Subsidiaries is duly organized, validly existing and in good standing under the Legal Requirements of its jurisdiction of organization, and has all requisite power and authority to carry on its business as now conducted. Parent, the Company and each of its Subsidiaries is duly authorized, qualified and licensed to do business as a foreign company and is in good standing in all jurisdictions in which the character of the properties and assets now owned or leased by it or the nature of the business transacted by it requires it to be so licensed or qualified, except where the lack of such qualification could not, individually or in the aggregate, reasonably be expected to have: (x) a Material Adverse Effect (as defined in the Note Issuance Agreement) or (y) a material adverse effect on (A) any transaction contemplated hereby or in any of the other Note Issuance Agreement Documents or (B) the authority or ability of the Company or any Subsidiary thereof to perform any of their respective obligations under any Note Issuance Agreement Document to which it is a party ((x) and (y), collectively, a “Material Adverse Effect”). 4.2 Authorization; Enforceability. The transactions contemplated by the Note Issuance Agreement Documents (including, without limitation, the issuance of the Notes and, from time to time after the Effective Date, the conversion or repurchase of the Notes, and reservation for issuance and the issuance of the Common Stock issuable upon conversion of the Notes, in accordance with the terms of the Note Issuance Agreement Documents) (the “Transactions”) are within each of Parent’s, the Company’s and each other Guarantor’s (collectively, the “Obligors”) corporate or limited liability company powers and have been duly authorized by all necessary corporate or limited liability company action. The maximum number of shares of Common Stock issuable upon conversion of the Notes (assuming for purposes hereof that all of the Notes available for issuance hereunder are issued and interest on the Notes shall accrue through the Maturity Date and will be converted into shares of Common Stock at the “Conversion Rate” as of the applicable date this representation is made as set forth in the Note Issuance Agreement) has been duly and validly authorized and reserved for issuance, and upon issuance in accordance with the Certificate, will be duly and validly issued and, if applicable, will be fully paid and nonassessable, and free and clear of any Lien. The Notes have been duly and validly authorized and, when duly executed, issued and delivered as provided in the Note Issuance Agreement and paid for as provided herein, will be duly and validly issued, outstanding and free from all Liens with respect to the issuance thereof, other than Permitted Liens. Each Note Issuance Agreement Document has been duly executed and delivered by each Obligor thereto and constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar Legal Requirements of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). 4.3 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and

8 effect, (b) will not violate any applicable Legal Requirement in any material respect or the certificate of incorporation or bylaws or other applicable organizational documents of any Obligor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument, including for the avoidance of doubt, the Magnetar Note Issuance Agreement or the Amended Subordinated Debt Documentation, binding upon any Obligor or its assets, or give rise to a right thereunder to require any payment to be made by any such Person, where in each case such default would reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any Obligor, other than Permitted Liens. 4.4 Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Company or Parent, threatened in writing against or affecting Parent, the Company or any of its Subsidiaries (a) that involve this Agreement, any other Note Issuance Agreement Document or the Transactions or (b) that could reasonably be expected to have a Material Adverse Effect. 4.5 Compliance with Legal Requirements. Neither Parent, the Company nor any of its Subsidiaries is in default or violation of any (a) Legal Requirement or (b) note, bond, mortgage, indenture, contract, agreement, understanding, arrangement, commitment, lease, license, permit, franchise, or other instrument or obligation to which such Person is a party or by which such Person or any of its property or assets are bound or affected that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, nor does Parent, the Company or any of its Subsidiaries have actual knowledge that any fact or circumstance exists that, with notice, the passage of time, or both notice and the passage of time, could reasonably be expected to result in such a default or violation. 4.6 Financial Information. The financial statements of Parent or the Company, as applicable, furnished to the Lender pursuant to Section 4.06 of the Note Issuance Agreement, have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), consistently applied, subject, in the case of unaudited financial statements, to the absence of footnotes and changes resulting from normal, year-end audit adjustments, and present fairly in all material respects the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. 4.7 No Material Adverse Change. There has been no material adverse change in the business, financial performance or condition, operations (including the results thereof), assets, or properties of Parent, the Company and its Subsidiaries, taken as a whole, since March 31, 2023. 4.8 Ownership of Properties; Subsidiaries. Parent, the Company and each of its Subsidiaries has good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its material properties and assets, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Permitted Liens. As of the Effective Date, neither Parent nor the Company have any Subsidiaries except for those listed on Schedule 4.8 of the Disclosure Schedule.

9 4.9 Taxes. Parent, the Company and each of its Subsidiaries has filed all material federal, state, and all other Tax returns and reports required by Legal Requirements to have been filed by it and has paid all material Taxes due and owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with U.S. GAAP shall have been set aside on its books. 4.10 Permits; Intellectual Property. (a) Parent, the Company and each of its Subsidiaries has all material permits, memberships, franchises, contracts and licenses required and all Intellectual Property necessary to enable it to conduct the business in which it is now engaged and the conduct of (and use of such Intellectual Property by Parent, the Company or any Subsidiary in) its business as currently conducted, to Parent’s or the Company’s knowledge, does not infringe upon, misappropriate or otherwise violate the rights of any other Person, except for any such infringements, misappropriations, violations, or ownership, license or entitlement to use issues, that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. (b) Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (i) no Person has any right or interest of any kind or nature in or to any Obligor Intellectual Property, including any right to sell, license, lease, transfer, distribute, use or otherwise exploit such Intellectual Property or any portion thereof, other than (x) in the ordinary course (including licenses and other grants made in the ordinary course of business) of the respective Obligor’s business, (y) the Lender (to the extent provided in, and subject to the limitations and other terms contained in, the Note Issuance Agreement Documents) and (z) such Obligor and, to the extent not prohibited by this Agreement, any other Obligor or Subsidiary, and (ii) each Obligor has good and exclusive title to, and, to the Company’s and Parent’s knowledge, the valid and enforceable power and right to use and otherwise exploit, its Intellectual Property as currently used and exploited (subject to the knowledge-qualified representation in clause (a) above). (c) To the Company’s and Parent’s knowledge, no Person is currently violating, misappropriating, infringing upon or breaching, any of the rights of any Obligor to its Intellectual Property or is breaching any duty or obligation owed to any Obligor in respect of its Intellectual Property, except where those violations, infringements or breaches, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse Effect. No settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by any Obligor, or to any Obligor’s knowledge, to which any Obligor is bound, that adversely affects its rights to own or use its Intellectual Property as used in its business as of the Effective Date, except as could not be reasonably expected to result in a Material Adverse Effect, in each case individually or in the aggregate. (d) As of the Effective Date, no Obligor has received any written notice that remains outstanding challenging the validity, enforceability, rights to use or register, or ownership of any of its Intellectual Property, except where those challenges, individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

10 (e) Each Obligor has at all times complied in all material respects with all applicable Legal Requirements, as well as its own rules, policies, and procedures, relating to privacy, data protection, and the collection, processing, transfer and use of personal information collected, used, or held for use by any Obligor. 4.11 Benefit Plans. Other than as set forth on Schedule 4.11 of the Disclosure Schedules, neither Parent, the Company nor any of its Subsidiaries maintains a plan under the Employee Retirement Income Security Act of 1974. 4.12 Transactions with Affiliates. Except for transactions permitted under the Note Issuance Agreement, neither Parent, the Company nor any of its Subsidiaries has entered into, renewed, extended or been a party to, any transaction (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its Affiliates. 4.13 AML Laws; Anti-Corruption Laws and Sanctions. Parent, the Company and each of its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by it and its respective directors, officers, employees and agents with Anti-Corruption Laws, applicable AML Laws and applicable Sanctions. None of (a) Parent, the Company, any of its Subsidiaries or, to the knowledge of Parent and the Company, any of their respective directors, officers, employees or Affiliates, or (b) to the knowledge of Parent or the Company or, any agent of Parent, the Company or any of its Subsidiaries, or any Affiliate that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is a Sanctioned Person or (ii) is in material violation of AML Laws, Anti-Corruption Laws, or Sanctions. The proceeds from the Notes have not been or will not be used, directly or to the knowledge of the Company or Parent indirectly, to lend, contribute, provide or have not otherwise been made or will not otherwise be made available in violation of AML Laws, Anti-Corruption Laws, or Sanctions or for the purpose of funding any activity or business in any Sanctioned Country or for the purpose of funding any prohibited activity or business of any Sanctioned Person, absent valid and effective licenses and permits issued by each applicable Governmental Authority or otherwise in accordance with applicable Legal Requirements, or in any other manner that will result in any violation by the Lender of any Sanctions. 4.14 Accuracy of Information. None of the information heretofore or contemporaneously furnished in writing to the Lender by or on behalf of Parent, the Company or any of its Subsidiaries in connection with any Note Issuance Agreement Document or any transaction contemplated hereby, when taken as a whole, contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information, in light of the circumstances under which it is made, not misleading in any material respect as of the time when made or delivered; provided, that, with respect to projected financial information, Parent and the Company represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood by the Lender that such projected financial information are as to future events and are not to be viewed as facts, the projected financial information are subject to significant uncertainties and contingencies, many of which are beyond the control of Parent and the Company, that no assurance can be given that any particular projected financial information will be realized and that actual results during the

11 period or periods covered by any such projections may significantly differ from the projected results and such differences may be material). 4.15 No General Solicitation. None of Parent, the Company, its Subsidiaries or any of their respective Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Notes. 4.16 No Integrated Offering. None of Parent, the Company, its Subsidiaries or any of their respective Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Notes under the Securities Act, whether through integration with prior offerings or otherwise. None of Parent, the Company, its Subsidiaries, their respective Affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Notes under the Securities Act or cause the offering of any of the Notes to be integrated with other offerings of securities of the Company. 4.17 No Registration Requirement; No Investment Company. Assuming the accuracy of the Lenders’ representations in Section 5, it is not necessary in connection with the execution and delivery of the Notes to the Lenders in the manner contemplated by this Agreement to register the issuance of the Notes under the Securities Act pursuant to Section 4(a)(2) thereof or to qualify the Note Issuance Agreement under the Trust Indenture Act of 1939, as amended. The Company is not, and immediately after the applicable Closing Date, will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. 4.18 Brokers. None of Parent, the Company or any of its Subsidiaries has incurred, and will not incur, and has not entered into any contract, agreement, understanding, arrangement or commitment pursuant to which Parent, the Company or any of its direct or indirect subsidiaries could incur, directly or indirectly, any liability for brokerage or finders’ fees or agent’s commissions or any similar charges in connection with the transactions contemplated by the Note Issuance Agreement Documents. 4.19 Parent SEC Reports and Financial Statements. (a) Except as set forth on the Disclosure Schedule, Parent has timely filed all required registration statements, reports, schedules, forms, statements and other documents filed by Parent with the U.S. Securities and Exchange Commission (the “SEC”) within the last two (2) years (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “Parent SEC Reports”). Except as set forth on the Disclosure Schedule, none of the Parent SEC Reports, as of their respective dates (or, if amended or superseded by a filing prior to the Effective Date or each Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth on the Disclosure Schedule, the audited financial statements of Parent and unaudited interim financial statements of Parent (including, in each case,

12 the notes and schedules thereto) (the “Parent Financial Statements”) included in the Parent SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP applied on a consistent basis in accordance with past practice during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of Parent as of the respective dates thereof and the results of their operations and cash flows for the respective periods then ended. Parent has no off-balance sheet arrangements that are not disclosed in the Parent SEC Reports. (b) Parent has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to Parent is made known to Parent’s principal executive officer and its principal financial officer, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. To Parent’s knowledge, such disclosure controls and procedures are effective in timely alerting Parent’s principal executive officer and principal financial officer to material information required to be included in Parent’s periodic reports required under the Exchange Act. (c) Parent has established and maintained a system of internal controls. To Parent’s knowledge, such internal controls are effective and sufficient to provide reasonable assurance regarding the reliability of Parent’s financial reporting and the preparation of the Parent Financial Statements for external purposes in accordance with U.S. GAAP. (d) There are no outstanding loans or other extensions of credit made by Parent to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Parent. Parent has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. (e) To the knowledge of Parent, as of the Effective Date, there are no outstanding comments from the SEC’s staff with respect to the Parent SEC Reports. To the knowledge of Parent, none of the Parent SEC Reports filed on or prior to the Effective Date is subject to ongoing SEC review or investigation as of the Effective Date. (f) Except as otherwise noted in the Parent Financial Statements, the accounts and notes receivable of Parent reflected in the Parent Financial Statements: (A) to Parent’s knowledge, are legal, valid and binding obligations of the respective debtors enforceable in accordance with their terms, except as such may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general equitable principles, (B) to Parent’s knowledge, are not subject to any valid set-off or counterclaim to which Parent has been notified in writing as of the Effective Date except to the extent set forth in such balance sheet contained therein, and (C) are not the subject of any actions or proceedings brought by or on behalf of Parent as of the Effective Date.

13 5. Representations, Warranties and Additional Agreements of the Lender. 5.1 Representations and Warranties of the Lender. In connection with the transactions provided for herein, the Lender hereby represents and warrants to the Company and Parent as of the Effective Date and as of each Closing Date that: (a) Authorization. This Agreement constitutes the Lender’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies. The Lender represents that it has full power and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement. (b) Purchase Entirely for Own Account. The Lender acknowledges that this Agreement is made with the Lender in reliance upon the Lender’s representation to the Company and Parent that the Notes and the shares of Common Stock issued upon conversion of the Notes pursuant to the terms of the Note Issuance Agreement (collectively, the “Securities”) will be acquired for investment for the Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and that the Lender has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. By executing this Agreement, the Lender further represents that the Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. (c) Disclosure of Information. The Lender acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. The Lender further represents that it has had an opportunity to ask questions and receive answers from the Company and Parent regarding the terms and conditions of the offering of the Securities. (d) Investment Experience. The Lender is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, the Lender also represents it has not been organized solely for the purpose of acquiring the Securities. The Lender understands that no public market now exists for the Securities, and that neither the Company nor Parent has made assurances that a public market will ever exist for the Securities. (e) Accredited Investor. The Lender is an Accredited Investor and a “qualified institutional buyer” within the meaning of Rule 144A. (f) Restricted Securities. The Lender understands that the Securities are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company or Parent, as applicable, in a transaction not involving a public offering and that

14 under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Lender represents that it is familiar with Rule 144 promulgated under the Securities Act (“Rule 144”) and understands the resale limitations imposed thereby and by the Securities Act. Neither the Lender, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement, in each case in connection with the offer and sale of Securities. 5.2 Bad Actor Representations and Covenants. The Lender hereby represents and warrants to the Company and Parent that the Lender has not been convicted of any of the felonies or misdemeanors or has been subject to any of the orders, judgments, decrees or other conditions set forth in Rule 506(d) of Regulation D promulgated by the SEC, which are excerpted in their current form on Exhibit B. The Lender covenants to provide immediate written notice to the Company in the event the Lender is convicted of any felony or misdemeanor or becomes subject to any order, judgment, decree or other condition set forth in Rule 506(d) of Regulation D promulgated by the SEC, as may be amended from time to time. The Lender covenants to provide such information to the Company as the Company may reasonably request in order to comply with the disclosure obligations set forth in Rule 506(e) of Regulation D promulgated by the SEC, as may be amended from time to time. 6. Conditions to Closing of the Lender. The Lender’s obligations at the applicable Closing Date are subject to the fulfillment, on or prior to the date thereof, of all of the following conditions, any of which may be waived in whole or in part by all of the Lender: 6.1 Representations and Warranties. The representations and warranties made by the Company and Parent in Section 4 hereof shall have been true and correct when made and as of the applicable Closing Date and Effective Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company and Parent shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company or Parent, as applicable, at or prior to the applicable Closing Date and Effective Date. 6.2 Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company and Parent shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes. 6.3 Legal Requirements. At the applicable Closing Date, the sale and issuance by the Company, and the purchase by the Lender, of the Notes to be issued and sold shall be legally permitted by all laws and regulations to which the Lender or the Company or Parent are subject. 6.4 Note Issuance Agreement and Notes. The Company, Parent and each Subsidiary, if applicable, shall have duly executed and delivered to the Lender each of the Note Issuance Agreement Documents to which it is a party, and the Company shall have duly executed

15 and delivered to the Lender a Note in such aggregate principal amount equal to the applicable Purchase Price, plus, if applicable, any amounts withheld pursuant to Section 9.7. 6.5 [Intentionally Omitted]. 6.6 No Material Adverse Effect. From the Effective Date to the applicable Closing Date, no event or series of events shall have occurred that constitutes or reasonably could be expected to result in a Material Adverse Effect. 6.7 Additional Documents. Parent, the Company and its Subsidiaries shall have delivered to the Lender such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as the Lender or its counsel may reasonably request. 7. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes at the applicable Closing Date is subject to the fulfillment, on or prior to the applicable Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company: 7.1 Representations and Warranties. The representations and warranties made by the Lender in Section 5 hereof shall be true and correct when made and as of the applicable Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Lenders shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Lender at or prior to the applicable Closing Date. 7.2 Purchase Price. The Lender shall have delivered to the Company the Purchase Price in respect of the Note being purchased by the Lender on such applicable Closing Date by wire transfer of immediately available funds. 8. Indemnification. 8.1 In consideration of the Lender’s execution and delivery of this Agreement and the issuance of the Notes under this Agreement, and acquiring the Notes hereunder and in addition to all of the other obligations of the Company and Parent (for purposes of this Section 8, each, an “Obligor” and together, the “Obligors”) under this Agreement, each Obligor shall defend, protect, indemnify and hold harmless the Lender and, as applicable, the Lender’s stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives, including, without limitation, those retained in connection with the transactions contemplated by this Agreement (each, a “Lender Indemnitee” and collectively, the “Lender Indemnitees”), from and against any and all actions, causes of action, suits, losses, costs, taxes, fees, liabilities, penalties and damages, and expenses, irrespective of whether the Lender Indemnitee is a party to the action for which indemnification hereunder is sought, including reasonable and documented attorneys’ fees and disbursements, which shall not include any punitive, exemplary, special, incidental or consequential damages or losses of any kind whatsoever (including, but not limited to, lost profits arising from diminution in value or otherwise) (the “Indemnified Liabilities”), incurred

16 by any Lender Indemnitee as a result of, or arising out of, or relating to (i) any material misrepresentation or breach of any representation or warranty made by the Obligors or any of their respective Subsidiaries in this Agreement or any of the Note Issuance Agreement Documents or (ii) any material breach of any covenant, agreement or obligation of Parent, the Company or any Subsidiary contained in this Agreement or any of the Note Issuance Agreement Documents. Notwithstanding anything to the contrary in this Agreement or any of the Note Issuance Agreement Documents, the aggregate payments for indemnification (including the reasonable fees and expenses of legal counsel) made by the Obligors to the Lender Indemnitees pursuant to this Section 8.1 with respect to any Indemnified Liabilities, shall not exceed the aggregate Purchase Price paid; provided, however, that any remedy for an Event of Default paid pursuant to the Note Issuance Agreement Documents shall not allow for indemnification pursuant to this Section 8.1 and indemnification under this Section 8.1 for any Indemnified Liability shall not be deemed an Event of Default under the Note Issuance Agreement Documents. 8.2 Each of the Lender, on the one hand, and the Company and Parent, on the other hand, acknowledges that it understands the meaning and legal consequences of the representations and warranties contained in this Agreement and that the truth of these representations and warranties will be relied upon by such other party and such party’s agents, officers and affiliates. With regard to (a) the representations and warranties of the Lender contained in this Agreement and (b) any covenant, agreement or obligation of the Lender contained in this Agreement, each the Lender, severally and not jointly, hereby agrees to defend, protect, indemnify and hold harmless Parent, the Company and, as applicable, their respective stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (each, a “Company Indemnitee” and collectively, the “Company Indemnitees” and, together with the Lender Indemnitee, an “indemnitee” or “indemnitees”), as incurred, from and against the Indemnified Liabilities incurred by any Company Indemnitee as a result of (i) any material misrepresentation or breach of any such representation or warranty made by the Lender in this Agreement or (ii) any material breach of any such covenant, agreement or obligation of the Lender contained in this Agreement. Notwithstanding anything to the contrary in this Agreement, the aggregate payments for indemnification (including the reasonable fees and expenses of legal counsel) made by the Lender to the Company Indemnitees pursuant to this Section 8.2 shall not exceed the aggregate Purchase Price paid. 8.3 Promptly after receipt by an indemnitee under this Section 8 of notice of any claim or the commencement of any action or proceeding (including any governmental investigation), such indemnitee will, if a claim for indemnification in respect thereof is to be made against the indemnifying party contemplated in Sections 8.1 or 8.2 above, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify will not relieve the indemnifying party from any liability it may have to any indemnitee to the extent the indemnifying party is not materially prejudiced as a result thereof. In case any such action or proceeding is brought against any indemnitee, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect, by written notice delivered to such indemnitee promptly after receiving the aforesaid notice from such indemnitee, to assume the defense thereof, with counsel reasonably satisfactory to such indemnitee; provided, however, that (a) the indemnifying party

17 notifies the indemnitee no later than ten (10) calendar days after the indemnitee has given notice of such action or proceeding that the indemnifying party will assume the defense and indemnify the indemnitee from and against any Indemnified Liabilities that the indemnitee may incur in connection with such action or proceeding, (b) if the defendants (including any impleaded parties) in any such action include both the indemnitee and the indemnifying party and the indemnitee shall have reasonably concluded that there may be legal defenses available to it and/or other indemnitees that are different from or additional to those available to the indemnifying party, the indemnitee or indemnitees shall have the right to select separate counsel to defend such action on behalf of such indemnitee or indemnitees, (c) the indemnifying party provides the indemnitee with evidence reasonably acceptable to the indemnitee that the indemnifying party will have the financial resources to defend against such action or proceeding and fulfill its obligations hereunder, (d) the action or proceeding involves only money damages and does not seek an injunction or other equitable relief, and (e) settlement of, or an adverse judgment with respect to, the action or proceeding is not, in the good faith judgment of the indemnitee, likely to establish a precedential custom or practice adverse to the continuing business interests or the reputation of the indemnitee (collectively, (a) through (e), the “Assumption Conditions”). Upon receipt of notice from the indemnifying party to such indemnitee of its election to so appoint counsel to defend such action and reasonable approval by the indemnitee of such counsel, the indemnifying party will not be liable to such indemnitee under this Section 8 for any legal or other expenses subsequently incurred by such indemnitee in connection with the defense thereof unless: (i) the indemnitee shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to any local counsel), approved by the indemnitee representing the indemnitees who are parties to such action); (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnitee to represent the indemnitee within a reasonable time after notice or commencement of the action; (iii) the indemnifying party shall have authorized the employment of counsel for the indemnitee at the expense of the indemnifying party; or (iv) the use of counsel chosen by the indemnifying party to represent the indemnitee would present such counsel with a conflict of interest. 8.4 Notwithstanding anything to the contrary, in the event that any of the Assumption Conditions is or becomes unsatisfied, the (a) the indemnitee may defend against, settle, compromise and consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder in any manner it may reasonably deem appropriate, (b) the indemnifying party will reimburse the indemnitee promptly and periodically for the costs of defending against such claim, action, suit or proceeding (including reasonable attorneys’ fees and expenses), and (c) the indemnifying party will remain responsible for any Indemnified Liabilities the indemnitee may suffer to the extent resulting from, arising out of, or caused by such claim, action, suit or proceeding to the fullest extent provided in this Section 8. 8.5 Subject to Section 8.4, the indemnifying party and the indemnitees will not, without the prior written consent of the applicable indemnitees, or the indemnifying party, as applicable, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnitees are actual or potential

18 parties to such claim or action) unless such settlement, compromise or consent includes a release of each indemnitee, or the indemnifying party, as applicable, from all liability arising out of such claim, action, suit or proceeding and does not include an admission of guilt of, or failure to act by, the indemnitee, or include any injunctive relief against any indemnitee. 8.6 Notwithstanding anything to the contrary herein, the provisions of this Section 8 are intended solely for the benefit of the parties to this Agreement and not for the benefit of, nor may any provision hereby be enforced by, any other Person. 9. Miscellaneous. 9.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, neither the Company nor Parent may assign its obligations under this Agreement without the written consent of the Lender. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. 9.2 Governing Law. This Agreement and the Notes shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents, made and to be performed entirely within the State of New York. 9.3 Counterparts; Delivery. This Agreement may be executed by electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 9.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. 9.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 9.5):

19 If to the Company or Parent: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: General Counsel, Jeremy M. Dale [intentionally omitted] If to the Lender: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Manuel D. Medina, [intentionally omitted] Attention: Tony Jimenez, [intentionally omitted] 9.6 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this Agreement or the other Note Issuance Agreement Documents or the transactions contemplated hereby or thereby, including, in connection with any Subsequent Closing. The Lender agrees to indemnify and to hold harmless the Company and Parent from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Lender or any of its officers, partners, employees or representatives is responsible. Each of the Company and Parent agrees to indemnify and hold harmless the Lender from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company, Parent or any of their respective officers, employees or representatives is responsible. 9.7 Expenses. The Company and Parent, on a joint and several basis, shall promptly pay, or cause to be paid, the Lender and the Representative: (a) for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with the negotiation, preparation, execution, administration or enforcement of the Note Issuance Agreement Documents and any consents, amendments, waivers or other modifications thereto, (b) for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred with respect to the creation, perfection, recordation, maintenance or preservation of the Liens in favor of the Collateral Agent, including filing and recording fees and other reasonable expenses, and (c) after the occurrence and continuance of an Event of Default, for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with any refinancing or restructuring of the Note Issuance Agreement Documents in the nature of a “work out” or pursuant to any insolvency or bankruptcy cases or proceedings (collectively, the “Transaction Expenses”), which, at the Lender’s election, with respect to amounts owing as of any applicable Closing Date, shall either be withheld by the Lender from the Purchase Price at the applicable Closing Date or paid directly by the Company to the Lender. Except for amounts owing as of any applicable Closing Date, which shall be due in full on such applicable Closing Date, all amounts due under this Section 9.7 shall be paid within ten (10) Business Days of receipt by the Company or Parent of an invoice relating thereto.

20 9.8 Entire Agreement; Amendments and Waivers. This Agreement, the other Note Issuance Agreement Documents and the other documents expressly delivered pursuant hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, Parent and the Lender. Any waiver or amendment effected in accordance with this Section 9.8 shall be binding upon each party to this Agreement and any holder of any Note purchased under this Agreement at the time outstanding and each future holder of all such Notes. 9.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. 9.10 [Intentionally Omitted.]. 9.11 Further Assurance. From time to time, each of the Company and Parent shall execute and deliver to the Lender such additional documents as the Lender may reasonably require to carry out the terms of this Agreement and the Notes and any agreements executed in connection herewith or therewith. 9.12 Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby. [signature pages follow]

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. APPGATE, INC. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO APPGATE CYBERSECURITY, INC. By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written. LENDER: APPGATE FUNDING, LLC By: /s/ Manuel D. Medina Name: Manuel D. Medina Title: Authorized Signatory Address: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Manuel D. Medina ([intentionally omitted]) and Tony Jimenez ([intentionally omitted])

Exhibit A Disclosure Schedule [omitted in accordance with Regulation S-K Item 601(a)(5)]

Exhibit B RULE 506(D) BAD ACTOR REPRESENTATIONS The Lender: (i) Has not been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor: (A) In connection with the purchase or sale of any security; (B) Involving the making of any false filing with the Commission; or (C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities; (ii) Is not subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice: (A) In connection with the purchase or sale of any security; (B) Involving the making of any false filing with the Commission; or (C) Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities; (iii) Is not subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that: (A) At the time of such sale, bars the person from: (1) Association with an entity regulated by such commission, authority, agency, or officer; (2) Engaging in the business of securities, insurance or banking; or (3) Engaging in savings association or credit union activities; or (B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale; (iv) Is not subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (b) or 78 o -4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale: (A) Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B) Places limitations on the activities, functions or operations of such person; or (C) Bars such person from being associated with any entity or from participating in the offering of any penny stock; (v) Is not subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of: (A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78 o (c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or (B) Section 5 of the Securities Act of 1933 (15 U.S.C. 77e). (vi) Is not suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; (vii) Has not filed (as a registrant or issuer), and was not or was not named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or (viii) Is not subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.